EXHIBIT 99.1

 Investor Presentation  November 2020  Driving Value to Dermatology Partners  Matching Patients with Clinics  NASDAQ: SSKN

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.  All statements other than statements of historical fact are statements that are deemed to be forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations, any statements regarding revenue growth, ability to develop social media marketing campaigns, product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation, insurance or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing; any risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth and any impact from the length and severity of the COVID-19 pandemic.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has and undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   2

 STRATA Investment Highlights   A Win-Win-Win CompanyFor patients – safest, most effective treatment, no side effectsFor clinics – stable increased revenue baseFor payers – the least expensive treatment availableExcimer Laser Technology for Dermatology IndicationsPsoriasis, Vitiligo, Atopic Dermatitis and LeukodermaLarge Market Opportunity 35 Million lives – $6 Billion annual revenueTreatment modality use growing > 25% per yearReimbursement - 3 unique CPT codes 25% target clinic penetrationUnique and Proven Business ModelBest in class XTRAC® and VTRAC® Excimer Laser technologiesDomestic recurring revenue driven by DTC*OUS recurring revenueProviding “business in a box” for dermatology practicesGrowing Install base – low hanging fruit  3  *DTC – Direct To Consumer awareness and advertising

 How XTRAC Works - Psoriasis  4  After 4 tx  After 2 tx  Baseline  Beam of UVB light applied to the affected area  UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Promotes immunosuppression   Induces alterations in cytokine profile  150+ peer reviewed published clinical studies  PASI - A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis  Clinical Protocol – 6.2 treatments to PASI 75 65% of patients have psoriasis in hard-to-treat areas* - scalp, hands, feet, face and genitals   *Egeberg, A., See, K., Garrelts, A. et al. Epidemiology of psoriasis in hard-to-treat body locations: data from the Danish skin cohort. BMC Dermatol 20, 3 (2020). https://doi.org/10.1186/s12895-020-00099-7

 How XTRAC Works - Vitiligo  Long-term skin condition characterized by patches of skin losing its pigment Disease is believed to be due to genetic susceptibility where the autoimmune disease is then triggeredPotentially the immune system is attacking and destroying melanocytes of the skinLife-altering disease that leads to low self esteem UVB light reduces the immune system’s attack on the melanocytes and enhances the migration and proliferation of melanocytes resulting in re-pigmentation  5  STRATA HAS EXCLUSIVE LICENSE FOR TREATMENT OF VITILIGO USING EXCIMER LASER  After 29 tx  After 18 tx  Baseline

 XTRAC a True Partnership: A Complete Business Solution    Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Support  DTC Marketing  6

     Domestic XTRAC Revenue Funnel  7                                                    REOCCURRENCE  DTC ADVERTISING                    ASSIGNING A DOCTOR  PARTNER PATIENTAPPOINTMENT  TREATMENT  WIN WIN WIN DOCTOR PATIENT STRATA (AND PAYER)  INTEREST CREATION  IN-HOUSE CALL CENTER  INSURANCE ADVOCACY  VERIFY APPOINTMENTPrescription of treatment  VERIFY XTRACTREATMENT  Patient leads turn into appointmentsAppointments drive XTRAC partner revenueOther revenue for the partner clinicRevenue for STRATA

 XTRAC Helps Patients Live Clear, Live Free…    https://youtu.be/GdMBliZYy70  8

 50,000 People See XTRAC Ads Daily      9

 196% of Psoriasis and 76% of Vitiligo patients had XTRAC as a covered insurance benefit 2New Patients captured in STRATA reimbursement system  21%   21% New Patient Growth in 2019; 86% Covered by Insurance1  10

 STRATA’s Domestic Recurring Revenue Model  11  + 74 Devices   23% Growth  2.3% Growth      13% Growth    1Reflects only partners that purchase treatment codes on an as needed basis. Other partners purchase codes on a fixed monthly billing 2Revenue is domestic recurring revenue, net of discounts and co-pay support  As of December 31, 2018 and 2019  ~

   Growth of XTRAC Share in Groups *Combination of new XTRAC placements and Clinic acquisitions  Domestic Install Base Growth Drivers   12  1,673 clinics owned by 49 roll-up groups221 (13%) of which are XTRAC partnersSTRATA signed strategic expansion agreements with major groups  Expansion into group clinic roll ups  300-400 clinics own Excimer lasers Conversion to an XTRAC partner clinic leads to immediate revenue15 Comebacks in 2018 (4 in 2017)19 Comebacks in 201911 Comebacks YTD 2020  Comebacks  820  1,673  221*    As of December 31, 2019  As of December 31, 2018  746  1,200  86*      XTRAC Partners  Group Clinics

 Domestic Market: Installed Base – sales and service engine  13  Territories color coded  Overview813 Partner XTRAC Clinics160+ Sold XTRAC5 Regions26 Sales Territories15 Field Service TechsIn-House Call Center to Qualify LeadsOnly One Competitor in U.S.

 Partner Academic Institutions    14

 International Market: Installed Base   Strategic Growth TargetsMajor Markets – China, Japan, Saudi Arabia, South KoreaInsurance covered in most marketsUsage/device higher than domestic market – untapped potential in U.S.1,300 OUS devices sold and in servicePlacement recurring revenue model agreement executed for South Korea July 2019 – 24 devices placedPlacement recurring revenue model agreement executed for Japan October 2020  15

 Customer Engagement Under COVID-19  Patient Outreach Program Q2 no DTC spend – Restarted August – expanding throughout Q3 and Q4Leverage in-house call centerReached out to hundreds of clinics and thousands of patientsInsurance requests 51% until mid-May/20, and 72% through end of June/20 now 90% in Oct/20 as compared to same period 2019Seminars/Webinars – hundreds of clinicians educated on XTRACGross Domestic Recurring Billings*Q3 total gross domestic gross billings - $4.7M, 70% of Q3 2019July - $1.4MAugust - $1.6MSeptember - $1.7MOctober 2020 – $1.6M - 97% of 2019   16  * See press release dated November 10, 2020 for definitions of non-GAAP measures  "Thanks to STRATA and the XTRAC Patient Outreach Campaign, I was able to enroll several of my patients who discontinued treatment due to COVID-19. Their support services were vital to my success during these challenging times as I reopened my practice." Adaobi Obasi, MD, PhD, Board-Certified Dermatologist

 Q3 2020 highlights  Gross domestic billings $4.7M, a 155% increase from Q2 2020Recurring gross margins 64.3% of revenue up 13.1% from Q2 2020Global recurring installed base 837 XTRAC devicesDomestic recurring installed base 813 – up 24 from Q2 2020International recurring installed base 24 – up 7 from Q2 2020Cash management – lower cost structure Managing costs, inventory and vendorsQ3 cash flow from operations + $1.8MCigna now insuring vitiligo treatments – 20 million patients in the U.S.Peer reviewed economic study published in Journal of Drugs and Dermatology – XTRAC most effective, safest and most economical treatment for psoriasis  17

 Financial Metrics  18  Note: all quarterly numbers are unaudited *Total recurring revenue over total installed base

 (As of November 10, 2020)  * Does not include 150K warrants that have a weighted average exercise price of $5.60 as of September 30, 2020 of which 130K expire by December 2020* Does not include 4.9M options that have a weighted average exercise price of $1.90 as of September 30, 2020  19  Cap Table - Shares and Share Equivalents

 STRATA Investment Highlights   A Win-Win-Win CompanyFor patients – safest, most effective treatment, no side effectsFor clinics – stable increased revenue baseFor payers – the least expensive treatment availableExcimer Laser Technology for Dermatology IndicationsPsoriasis, Vitiligo, Atopic Dermatitis and LeukodermaLarge Market Opportunity 35 Million lives – $6 Billion annual revenueTreatment modality use growing > 25% per yearReimbursement - 3 unique CPT codes 25% target clinic penetrationUnique and Proven Business ModelBest in class XTRAC® and VTRAC® Excimer Laser technologiesDomestic recurring revenue driven by DTC*OUS recurring revenueProviding “business in a box” for dermatology practicesGrowing Install base – low hanging fruit  20  *DTC – Direct To Consumer awareness and advertising

 Investor Presentation  November 2020  Driving Value to Dermatology Partners  Matching Patients with Clinics  NASDAQ: SSKN

 Appendix  22

 Additional Creative    23  https://youtu.be/LbmTKkN0Aq4

 XTRAC® Excimer laser is FDA cleared for Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma. It uses a highly targeted beam of 308nm UVB to treat affected skin without damaging surrounding healthy tissue. Treatment has minimal side effects, avoids messy topicals and high cost of biologics.  #1 Prescribed Targeted Therapy for Psoriasis and Vitiligo by Dermatologists  24

 Continuous Technology Investment and Business Growth  25  510 (K) FDA Approval            AL-7000                      Ultra  Velocity 400  Velocity 700  Velocity 7 Series   S3  2000  2005  2008  2010  2014  2018  CPT Code Approval    DTC Platform Creation    510 (K) FDA Approval (MMD)*    Full Insurance Reimbursement    2012  *MMD tip is a diagnostic accessory for XTRAC used in optimal therapeutic dose (OTD) protocol that helps patients achieve Optimal Clinical Outcomes leading to increased Patient Retention

 26  Historical phototherapy utilization. Trend in phototherapy utilization among Medicare beneficiaries by billing code across all providers, 2000 to 2015. HCPCS, Healthcare Common Procedure Coding System; PUVA, psoralen plus ultraviolet A; UVB, ultraviolet B.  30%  30% Annual Growth in Excimer Laser Utilization in the U.S.

 Multicenter Psoriasis Study1    Scalp Study3     124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.  All patients improved. 17/35 (49%) of patients cleared>95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion - The excimer laser is a successful approach to treatment of psoriasis of the scalp, being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.  Sample Studies from 150+ Clinical Studies  Vitiligo Study2    Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.  Pediatric Study4    4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   1Multicenter Psoriasis Study - Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906 2Vitiligo Study - Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.3543Scalp Study - Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-1834Pediatric Study - Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165Induration Protocol Study - Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764High Dose Protocol Study - Michael Abrouk,1 Ethan Levin,2 Merrick Brodsky,1 Jessica R Gandy,1 Mio Nakamura,2 Tian Hao Zhu,3 Benjamin Farahnik,4 John Koo,2 and Tina Bhutani, 2 Excimer laser for the treatment of psoriasis: safety, efficacy, and patient acceptability. Published online 2016 Dec 12. doi: 10.2147/PTT.S105047  27  27

 Source: National Psoriasis Foundation  XTRAC a Preferred Treatment for 90% of Psoriasis Patients (<10% BSA)    28

 Opportunity Map for XTRAC  Indications  Prevalence   Source  Atopic Dermatitis  18 Million  National Eczema Association  Vitiligo  2-5 Million  Vitiligo Support  Psoriasis  7.5 Million  NPF      Topicals/Targeted Phototherapy  Systemics/Biologics/UVB Booth  Recommended  Actual  XTRAC  Biologics  29

 Source: Findings From the National Psoriasis Foundation Surveys, 2003-2011 (n=5604)  Source: Real-world health outcomes study sponsored by Eli Lilly (n=2200)        Phototherapy has Highest Patient Perceived Treatment Effectiveness  30

 Leads, Appointments, RDX Charts    2015  2016  2017  2018  2019  Leads  36,473  21,296  7,269  22,213  47,911  Appointments  10,032  6,524  2,563  3,856  5,924  RDX Charts   26,237  23,481  18,747  18,107  21,989  31

 Total Calls in Call Center  32

 XTRAC Adds (Delegated) Recurring Revenue Driver for its Partners  Treatment  Patient Type  Reimbursement Details  Annual Revenue per Patient  Can be delegated**  XTRAC  Mild / moderate / severe  CPT Code 96920-96922 ($168-$251) average $186; 16 tx/course (2/yr) and Office Visit -$70 (2/Yr)  $6,092    Phototherapy*  Moderate / severe  Office visit - $70 (2/yr)  $140  X  Biologics  Moderate / severe  Office visit - $70 (6/yr)  $420  X  Systemics  Moderate / severe  Office visit - $70 (3/yr)  $210  X  Topicals  Mild / moderate  Office visit - $70 (3/yr)  $210  X  CPT CODE  Description  2018 National AverageMedicare Payment Rate  96920  Laser treatment for inflammatory skin diseases, (psoriasis); total area less than 250 sq cm  $168.12   96921  Laser treatment for inflammatory skin diseases, (psoriasis); total area between 250 – 500 sq cm  $184.32   96922  Laser treatment for inflammatory skin diseases, (psoriasis); total area greater than 500 sq cm  $250.92   Number of Treatments / Weeks  20  30  # of Weeks / Year  48  48  Total # of Treatments / Year  960  1,440  Average Revenue Per Treatment   $186    $186   Physician Gross Revenue (Annual)  $178,485   $267,728   *Phototherapy Center Revenue – CPT Code 96910 $40 per tx; 30 tx/course (2/yr) - $2,400**Subject to state legislation  33      33

 How XTRAC Works for Offices: $250 Revenue in Less than 7 Minutes  Established CPT Codes 2019 National Medicare Average Rate 96920 - $167.2296921 - $183.4496922 - $249.03  34